                                                                    EXHIBIT 99.1

In re: Lason, Inc.                                             Case No. 01-11488
Debtor                                          Reporting Period:  February 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.



                                                                         BOOK VALUE AT END OF              BOOK VALUE ON PETITION
                               ASSETS                                  CURRENT REPORTING MONTH                    DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                 -                               -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                    41,270,095                      41,270,095
TOTAL OTHER ASSETS                                                                41,270,095                      41,270,095

TOTAL ASSETS                                                                      41,270,095                      41,270,095


                                                                            BOOK VALUE AT END OF           BOOK VALUE ON PETITION
     LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH                DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                             -                                -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                             -                                -

TOTAL LIABILITIES                                                                          -                                -
OWNER EQUITY
Capital Stock                                                                         47,740                           47,740
Additional Paid-In Capital                                                        41,227,424                       41,227,424
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                      (5,069)                          (5,069)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws)
 (attach schedule)
NET OWNER EQUITY                                                                  41,270,095                       41,270,095
TOTAL LIABILITIES AND OWNERS' EQUITY                                              41,270,095                       41,270,095

In re: Lason, Inc.                                             Case No. 01-11488
Debtor                                          Reporting Period:  February 2002

                       BALANCE SHEET - CONTINUATION SHEET


                                                                                BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                  ASSETS                                      CURRENT REPORTING MONTH                DATE

Other Current Assets









Other Assets

Due to/from Lason Services                                                                 41,270,095                     41,270,095







                                                                                           41,270,095                     41,270,095

                                                                                BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                LIABILITIES AND OWNER EQUITY                                  CURRENT REPORTING MONTH                DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.